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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2001
                                                        -----------------

                         FIRST WASHINGTON FINANCIALCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    000-32949              52-2150671
        -----------                  ----------         -----------------
   (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No

         US Route 130 & Main Street
         Windsor, New Jersey                                    08561
         -------------------                                   ------
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 426-1000
                                                           -------------

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Item 5. Other events.
        ------------

         The Registrant issued a press release on November 14, 2001 announcing that the Registrant had declared a 5% stock dividend payable on December 11, 2001 to stockholders of record as of November 29, 2001.

Item 7. Exhibits.
        --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
            99 Press release dated November 14, 2001 announcing that the Registrant had declared a 5% stock dividend payable on December 11, 2001 to stockholders of record as of November 29, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST WASHINGTON FINANCIALCORP.
                                  (Registrant)


Dated: November 19, 2001          By: /s/ C. HERBERT SCHNEIDER
                                      ------------------------
                                  C. HERBERT SCHNEIDER
                                  President and Chief Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.  Description                                                Page No.
-----------  -----------                                                --------

99           Press Release dated November 14, 2001 announcing              5
             that the Registrant had declared a 5% stock dividend payable on December 11, 2001 to stockholders of record as of November 29, 2001.